PENSION AND POST-RETIREMENT BENEFITS	9 Months Ended
Sep. 30, 2013
Compensation And Retirement Disclosure [Abstract]
PENSION AND POST-RETIREMENT BENEFITS

2. PENSION AND POST-RETIREMENT BENEFITS

The components of net periodic benefit (income) costs for the Company’s pension and the other post-retirement benefit plans for the third quarter of 2013 and 2012 are as follows:

	Pension Plans		Other Post-retirement Benefit Plans
	Three Months Ended September 30,		Three Months Ended September 30,
	2013	2012	2013	2012
Net periodic benefit (income) costs:
Service cost	$0.3	$0.4	$—	$—
Interest cost	6.9	7.5	0.1	0.1
Expected return on plan assets	(9.6)	(8.8)	—	—
Amortization of actuarial loss	2.1	2.0	0.1	0.1

	(0.3)	1.1	0.2	0.2
Portion allocated to Revlon Holdings LLC	—	—	—	—

	$(0.3)	$1.1	$0.2	$0.2

The components of net periodic benefit (income) costs for the Company’s pension and the other post-retirement benefit plans for the first nine months of 2013 and 2012 are as follows:

	Pension Plans		Other Post-retirement Benefit Plans
	Nine Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net periodic benefit (income) costs:
Service cost	$0.7	$1.2	$—	$—
Interest cost	20.7	22.5	0.4	0.5
Expected return on plan assets	(28.7)	(26.4)	—	—
Amortization of actuarial loss	6.4	6.1	0.3	0.2

	(0.9)	3.4	0.7	0.7
Portion allocated to Revlon Holdings LLC	(0.1)	(0.1)	—	—

	$(1.0)	$3.3	$0.7	$0.7

In the three and nine months ended September 30, 2013, the Company recognized net periodic benefit income of $(0.1) million and $(0.3) million, respectively, compared to net periodic benefit costs of $1.3 million and $4.0 million in the three and nine months ended September 30, 2012, respectively, primarily due to an increase in the fair value of pension plan assets at December 31, 2012, as well as the impact of the decrease in the weighted-average discount rate. Of the total net periodic benefit income of $(0.1) million for the three months ended September 30, 2013, $(0.6) million is recorded in cost of sales, $0.6 million is recorded in SG&A expenses and $(0.1) million is capitalized in inventory. Of the total net periodic benefit income of $(0.3) million for the nine months ended September 30, 2013, $(1.5) million is recorded in cost of sales, $1.8 million is recorded in SG&A expenses and $(0.6) million is capitalized in inventory. The Company expects that it will have net periodic benefit income of approximately $(0.5) million for its pension and other post-retirement benefit plans for all of 2013, compared with net periodic benefit costs of $3.9 million in 2012.

During the third quarter of 2013, $8.2 million and $0.2 million were contributed to the Company’s pension and other post-retirement benefit plans, respectively. During the first nine months of 2013, $15.4 million and $0.6 million were contributed to the Company’s pension plans and other post-retirement benefit plans, respectively. The Company currently expects to contribute approximately $20 million in the aggregate to its pension and other post-retirement benefit plans in 2013.

Relevant aspects of the qualified defined benefit pension plans, nonqualified pension plans and other post-retirement benefit plans sponsored by Products Corporation are disclosed in the Company’s 2012 Form 10-K.